Interest Expense (Income)	12 Months Ended
Dec. 31, 2014
Interest Revenue (Expense), Net [Abstract]
Interest Expense (Income)
19.	Interest Expense (Income)

The components of net interest expense are as follows (in thousands):

	Year Ended December 31,
	2014	2013	2012
Interest expense	$174,142	$151,986	$173,503
Interest income	(4,886)	(5,091)	(11,128)

Interest expense, net	$169,256	$146,895	$162,375

Interest paid was $180.5 million in 2014 ($141.2 million in 2013 and $178.0 million in 2012).